UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 14, 2011
PepsiCo, Inc.
(Exact Name of Registrant
as Specified in Charter)

North Carolina (State or other Jurisdiction of Incorporation)	1-1183 (Commission File Number)	13-1584302 (IRS Employer Identification No.)
700 Anderson Hill Road
Purchase, New York 10577
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: (914) 253-2000
N/A
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 20, 2011, PepsiCo, Inc. (“PepsiCo”) announced that Alberto Weisser was elected as an independent member of the Board of Directors (the “Board”) of PepsiCo, effective September 14, 2011.
Upon joining the Board on September 14, 2011, Mr. Weisser will receive the standard award for new non-employee directors under PepsiCo’s previously disclosed non-employee director compensation program. Under this program, Mr. Weisser will receive a pro rated annual cash retainer of $25,000, an initial stock award of 1,000 shares of PepsiCo Common Stock and a pro rated annual equity award equal to a number of phantom stock units determined by dividing $37,500 by the closing price of PepsiCo Common Stock on September 14, 2011. Each phantom stock unit is intended to be the economic equivalent of a share of PepsiCo Common Stock.
Attached as Exhibit 99.1 and incorporated by reference into this Item 5.02 is a copy of the press release issued by PepsiCo, dated July 20, 2011.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On July 14, 2011, the Board of Directors of PepsiCo approved an amendment to the By-Laws of PepsiCo, effective as of July 14, 2011. Section 3.1 of the By-Laws concerning the powers, number, term and election of the Board of Directors was amended to reflect that the Board shall be comprised of thirteen members.
The foregoing description of the amendment to the By-Laws does not purport to be complete and is qualified in its entirety by reference to the By-Laws, as amended, that are attached hereto as Exhibit 3.2 and incorporated by reference herein.
Item 8.01. Other Events.
On July 15, 2011, the Board of Directors of PepsiCo declared a quarterly dividend of $0.515 payable September 30, 2011, to shareholders of record on September 2, 2011. Attached as Exhibit 99.2 and incorporated by reference into this Item 8.01 is a copy of the press release issued by PepsiCo, dated July 15, 2011.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

3.2	By-Laws of PepsiCo, Inc., as amended, effective as of July 14, 2011.
99.1	Press Release issued by PepsiCo, Inc., dated July 20, 2011.
99.2	Press Release issued by PepsiCo, Inc., dated July 15, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEPSICO, INC.
Date: July 20, 2011	By:	/s/ Thomas H. Tamoney, Jr.
		Name:	Thomas H. Tamoney, Jr.
		Title:	Senior Vice President, Deputy General Counsel and Assistant Secretary

INDEX TO EXHIBITS

3.2	By-Laws of PepsiCo, Inc., as amended, effective as of July 14, 2011.
99.1	Press Release issued by PepsiCo, Inc., dated July 20, 2011.
99.2	Press Release issued by PepsiCo, Inc., dated July 15, 2011.